Exhibit 10.35

RESTRICTED STOCK AWARD

RESTRICTED STOCK AWARD AGREEMENT (“Agreement”) dated as of May 8, 2007, between MIDAS, INC., a Delaware corporation (the “Corporation”), and                     , an employee of the Corporation or one of its subsidiaries (the “Holder”).

WHEREAS, the Board of Directors of the Corporation (the “Board”) has adopted, and the shareholders of the Corporation have approved, the Midas, Inc. Amended and Restated Stock Incentive Plan (the “Plan”);

WHEREAS, the Board, in accordance with the provisions of the Plan, has selected the Holder as a salaried key management employee who, in the Board’s judgment, has significant potential for making substantial contributions to corporate growth and objectives; and

WHEREAS, in order to reward the Holder for services to be rendered in a manner that relates directly to the Corporation’s performance and to more closely align the interests of the Holder and the Corporation’s shareholders through opportunities for increased stock ownership by the Holder, the Board has determined that the Holder be granted a Restricted Stock Award under the Plan.

NOW, THEREFORE, in consideration of the foregoing and the Holder’s acceptance of the terms and conditions hereof, the parties hereto have agreed, and do hereby agree, as follows:

1. The Corporation hereby grants to the Holder, as a matter of separate agreement and not in lieu of salary or any other compensation for services,                      (            ) shares of Common Stock of the Corporation (the “Restricted Stock Award”) on the terms and conditions herein set forth.

2. The certificates representing the shares of Common Stock granted to the Holder shall be registered in the name of the Holder and retained in the custody of the Corporation until such time as they are delivered to the Holder or forfeited to the Corporation in accordance with the terms hereof (the “Restriction Period”). During the Restriction Period, the Holder will be entitled to vote such shares and to receive dividends paid on such shares (less any amounts, if any, which the Corporation is required to withhold for taxes).

3. If the Holder shall have been continuously in the employment of the Corporation or one of its subsidiaries for a period of one year from the date of grant of this Restricted Stock Award, the Corporation shall deliver to the Holder on or about the first anniversary thereof a certificate, registered in the name of the Holder and free of restrictions hereunder, representing one-fifth of the total number of shares granted to the Holder pursuant to this Agreement. Similarly, if the Holder shall be so continuously employed on each of the second, third, fourth and fifth anniversaries thereof, the Corporation on or about each such anniversary shall deliver additional certificates representing one-fifth of the total number of such shares. No payment shall be required from the Holder in connection with any delivery to the Holder of shares hereunder, except that Holder agrees to pay whatever income withholding tax the Corporation is obligated to collect as a part of the delivery of the shares.

4. In the event of the termination of employment of the Holder by reason of death or disability, and if there then remain any undelivered shares subject to restrictions hereunder, then such restrictions shall be deemed to have lapsed and the certificates for the remaining shares shall forthwith be delivered to such Holder (or his or her beneficiary, estate or heirs).

5. Subject to the provisions of paragraph 4 above, if the Holder ceases to be an employee of the Corporation for any reason during the Restriction Period, including by reason of Retirement (as defined in the Plan), then the Holder shall cease to be entitled to delivery of any of the shares covered by this Agreement which have not theretofore been delivered by the Corporation pursuant to paragraph 3 above, and all rights of the Holder in and to such undelivered shares shall be forfeited. The Holder is contemporaneously executing the attached Powers of Attorney To Transfer Stock to effectuate the forfeiture provisions contained in this paragraph 5. Notwithstanding the forfeiture provided herein, the Board may, within 120 days after such termination of employment, in its sole discretion, determine whether such former Holder shall receive all or any part of the undelivered shares granted pursuant to this Agreement and whether to impose any conditions in connection therewith. In addition, the Board shall from time to time determine in its sole discretion whether any period of non-active employment, including authorized leaves of absence, or absence by reason of military or governmental service, shall constitute termination of employment for the purposes of this paragraph.

6. The granting of this Restricted Stock Award shall not in any way prohibit or restrict the right of the Corporation to terminate the Holder’s employment at any time, for any reason. The Holder shall have no right to any prorated portion of the shares of Common Stock otherwise deliverable to the Holder on the anniversary hereof next following a termination of employment (whether voluntary or involuntary) in respect of any year(s) or partial year of employment.

7. While shares of Common Stock are held in custody for the Holder pursuant to this Agreement, they may not be sold, transferred, pledged, exchanged, hypothecated or disposed of by the Holder and shall not be subject to execution, attachment or similar process.

8. This Agreement and each and every obligation of the Corporation hereunder are subject to the requirement that if at any time the Corporation shall determine, upon advice of counsel, that the listing, registration or qualification of the shares covered hereby upon any securities exchange or under any state or Federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of or in connection with the granting hereof or the delivery of shares hereunder, then the delivery of shares hereunder to the Holder may be postponed until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board.

9. In addition to amounts in respect of taxes which the Corporation shall be required by law to deduct or withhold from any dividend payments on the shares covered hereby, the Corporation may defer making any delivery of shares under this Agreement until completion of arrangements satisfactory to the Corporation for the payment of any other applicable taxes, whether through share withholding provided for by the Plan or otherwise.

10. The Holder may elect, by written notice to the Corporation, to pay through withholding by the Corporation all or a portion of the estimated federal, state, local and other taxes arising from the vesting or distribution of shares of Common Stock pursuant to this Restricted Stock Award (a) by having the Corporation withhold shares of Common Stock or (b) by delivering previously-owned shares, in each case being such number of shares of Common Stock as shall have a fair market value equal to the amount of taxes to be withheld, rounded up to the nearest whole share.

11. In the event of a “change in control”, as that term is defined in the Plan, then the Holder shall have all the rights specified in Paragraph 10(B) of the Plan.

12. Defined words used in this Agreement shall have the same meaning as set forth in the definitions section or elsewhere in the Plan, the terms and conditions of which shall constitute an integral part hereof.

13. Any notice which either party hereto may be required or permitted to give the other shall be in writing and may be delivered personally or by mail, postage prepaid, addressed to the Secretary of the Corporation at its principal office and to the Holder at his or her address as shown on the Corporation’s payroll records, or to such other address as the Holder by notice to the Corporation may designate in writing from time to time.

14. The Board shall have the right to resolve all questions which may arise in connection with this Restricted Stock Award. Any interpretation, determination or other action made or taken by the Board regarding the Plan or this Restricted Stock Award shall be final, binding and conclusive.

MIDAS, INC.

By:
Chairman, President and Chief
Executive Officer

ACCEPTED:

Holder:

Name:	Date

POWER OF ATTORNEY TO TRANSFER STOCK

FOR VALUE RECEIVED, I,                                         , hereby irrevocably constitute and appoint the Secretary of Midas, Inc. (the “Corporation”) to be my attorney-in-fact to transfer to MIDAS, INC.                                          (            ) shares of the Common Stock of the Corporation granted to me as Restricted Stock, standing in my name on the books of the Corporation, and represented by Certificate No.                      (the “Restricted Shares”) with full power of substitution in the premises;

PROVIDED HOWEVER, that exercise of this Power of Attorney shall be expressly conditioned upon a forfeiture of the Restricted Shares pursuant to the Restricted Stock Award dated May 8, 2007. On the day the Restricted Shares are no longer restricted, this Power of Attorney shall be null and void and the original shall be delivered to me together with the Certificate to which it refers.

Dated: , 2007.

Name:

In the presence of:

POWER OF ATTORNEY TO TRANSFER STOCK

FOR VALUE RECEIVED, I,                                         , hereby irrevocably constitute and appoint the Secretary of Midas, Inc. (the “Corporation”) to be my attorney-in-fact to transfer to MIDAS, INC.                                          (            ) shares of the Common Stock of the Corporation granted to me as Restricted Stock, standing in my name on the books of the Corporation, and represented by Certificate No.                      (the “Restricted Shares”) with full power of substitution in the premises;

PROVIDED HOWEVER, that exercise of this Power of Attorney shall be expressly conditioned upon a forfeiture of the Restricted Shares pursuant to the Restricted Stock Award dated May 8, 2007. On the day the Restricted Shares are no longer restricted, this Power of Attorney shall be null and void and the original shall be delivered to me together with the Certificate to which it refers.

Dated: , 2007.

Name:

In the presence of:

POWER OF ATTORNEY TO TRANSFER STOCK

FOR VALUE RECEIVED, I,                                         , hereby irrevocably constitute and appoint the Secretary of Midas, Inc. (the “Corporation”) to be my attorney-in-fact to transfer to MIDAS, INC.                                          (            ) shares of the Common Stock of the Corporation granted to me as Restricted Stock, standing in my name on the books of the Corporation, and represented by Certificate No.                      (the “Restricted Shares”) with full power of substitution in the premises;

PROVIDED HOWEVER, that exercise of this Power of Attorney shall be expressly conditioned upon a forfeiture of the Restricted Shares pursuant to the Restricted Stock Award dated May 8, 2007. On the day the Restricted Shares are no longer restricted, this Power of Attorney shall be null and void and the original shall be delivered to me together with the Certificate to which it refers.

Dated: , 2007.

Name:

In the presence of:

POWER OF ATTORNEY TO TRANSFER STOCK

FOR VALUE RECEIVED, I,                                         , hereby irrevocably constitute and appoint the Secretary of Midas, Inc. (the “Corporation”) to be my attorney-in-fact to transfer to MIDAS, INC.                                          (            ) shares of the Common Stock of the Corporation granted to me as Restricted Stock, standing in my name on the books of the Corporation, and represented by Certificate No.                      (the “Restricted Shares”) with full power of substitution in the premises;

PROVIDED HOWEVER, that exercise of this Power of Attorney shall be expressly conditioned upon a forfeiture of the Restricted Shares pursuant to the Restricted Stock Award dated May 8, 2007. On the day the Restricted Shares are no longer restricted, this Power of Attorney shall be null and void and the original shall be delivered to me together with the Certificate to which it refers.

Dated: , 2007.

Name:

In the presence of:

POWER OF ATTORNEY TO TRANSFER STOCK

FOR VALUE RECEIVED, I,                                         , hereby irrevocably constitute and appoint the Secretary of Midas, Inc. (the “Corporation”) to be my attorney-in-fact to transfer to MIDAS, INC.                                          (            ) shares of the Common Stock of the Corporation granted to me as Restricted Stock, standing in my name on the books of the Corporation, and represented by Certificate No.                      (the “Restricted Shares”) with full power of substitution in the premises;

PROVIDED HOWEVER, that exercise of this Power of Attorney shall be expressly conditioned upon a forfeiture of the Restricted Shares pursuant to the Restricted Stock Award dated May 8, 2007. On the day the Restricted Shares are no longer restricted, this Power of Attorney shall be null and void and the original shall be delivered to me together with the Certificate to which it refers.

Dated: , 2007.

Name:

In the presence of: